UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2011
WRIGHT MEDICAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	000-32883	13-4088127
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

5677 Airline Road, Arlington, Tennessee	38002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (901) 867-9971
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
SIGNATURE

Explanatory Note
Wright Medical Group, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K (the “Original Filing”), which was originally filed on May 17, 2011, to disclose the Company’s decision as to how frequently it will conduct future stockholder advisory votes regarding compensation awarded to its named executive officers. No other changes have been made to the Original Filing. This Amendment No. 1 should be read in conjunction with the Original Filing.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Company’s 2011 Annual Meeting of Stockholders held on May 11, 2011, the Company’s stockholders recommended, on an advisory basis, that the Company hold an advisory vote on named executive officer compensation every year. In accordance with the Board of Directors’ recommendation and based on the results of the vote, the Board of Directors has determined that the Company will conduct future stockholder advisory votes regarding compensation awarded to its named executive officers every year.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 27, 2011

WRIGHT MEDICAL GROUP, INC.

By:	/s/ David D. Stevens David D. Stevens
Interim Chief Executive Officer

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